UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                      February 2, 2006 (February 2, 2006)

                            Housing Programs Limited
                            ------------------------
             (Exact name of registrant as specified in its charter)


           California                 000-13808                95-3906167
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  (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


    55 Beattie Place, Post Office Box 1089, Greenville, SC          29602
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (864) 239-1000
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03    Material Modification to Rights of Security Holders.

         The information set forth under Item 5.03 of this report is incorporated herein by reference.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On February 2, 2006, the partners of Housing Programs Limited (the "Partnership") entered into two amendments to the Restated Certificate and Agreement of Limited Partnership (the "Partnership Agreement"). One amendment eliminates the requirement that the cash proceeds from the sale of an individual project or project interest must be at least as great as the tax liability to the limited partners resulting from that sale. The other amendment modifies the provision in the Partnership Agreement that requires limited partner approval for a sale of all or substantially all assets so that a sale of a single project (or a sale of project interests related to a single project) does not require limited partner approval. The amendments to the Partnership Agreement are included as Exhibits 3.1 and 3.2 respectively to this report and incorporated herein by this reference.

ITEM 9.01    Financial Statements and Exhibits.

             (c) Exhibits.

             The following exhibits are filed with this report:

        Exhibit Number        Description
        --------------        -----------

                   3.1 Amendment, dated February 2, 2006, to Restated Certificate and Agreement of Limited Partnership

                   3.2 Amendment, dated February 2, 2006, to Restated Certificate and Agreement of Limited Partnership

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         HOUSING PROGRAMS LIMITED

                         By: NATIONAL PARTNERSHIP INVESTMENTS CORP., as General Partner

                               By:    /s/ Jeffrey H. Sussman
                                      ------------------------------------------
                               Name:  Jeffrey H. Sussman
                               Title: Senior Vice President, General Counsel and
                                      Secretary

Date:  February 2, 2006